UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

St. Joseph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53573	26-3616144
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri	64501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 233-5148

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On January 31, 2012, St. Joseph Bancorp, Inc. (the “Company”) announced that it is filing a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  Reference is made to the press release issued by the Company on January 31, 2012, filed herewith as Exhibit 99.1, for further details.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:

Number                         Description

99.1                              Press Release Dated January 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST. JOSEPH BANCORP, INC.

DATE: January 31, 2012	By:	/s/ Ralph E. Schank
Ralph E. Schank
President and Chief Executive Officer